Advancing medicines. Solving problems. Improving lives. September 2024 Second Quarter 2025 Earnings Supplemental Materials August 11, 2025

© 2025 Aquestive Therapeutics, Inc. 2 Disclaimer Certain statements in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the FDA, including the filing and acceptance of the NDA for Anaphylm with the FDA, and the following launch of Anaphylm, if approved by the FDA; the potential for an advisory committee for Anaphylm, if required by the FDA; timing of potential international regulatory filings for Anaphylm and market approval outside of the U.S. for our product candidate Libervant; the advancement, growth and related timing of our Adrenaverse pipeline of epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel through clinical development and FDA regulatory approval process; the potential benefits our products and product candidates could bring to patients; the achievement of clinical and commercial milestones; our future financial and operating results and financial position, including with respect to our 2025 financial outlook and estimated cash runway; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm, AQST-108, and our other product candidates; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing and acceptance of the respective NDAs, for Anaphylm, AQST-108 or failure to receive FDA approval at all of any of these product candidates; risk of the Company’s ability to generate sufficient clinical data for approval of our product candidates, including with respect to our PK/PD comparability submission for FDA approval of Anaphylm; risks associated with our ability to address the FDA’s comments on our future clinical trials, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risks associated with the success of any competing products, including generics; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product candidates, including Anaphylm and AQST-108; risks associated with the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing, including under our ATM facility, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed to fund future clinical development and commercial activities for our product candidates; risk that our manufacturing capabilities will be insufficient to support demand, should Libervant receive U.S. market access, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® as a sunsetting product, which accounts for a substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant, Anaphylm, AQST-108 and our other product candidates, should these product candidates be approved by the FDA, and for our licensed products in the U.S. and abroad; risk associated with the size and growth of our product markets; risk associated with our compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm and AQST-108, will not be timely issued, or issued at all, by the U.S. Patent and Trademark Office; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and product candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against us including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and changing interest rates; risks related to the impact of other pandemic diseases on our business; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; risks related to uncertainty about presidential administration initiatives and their impact on our business, including imposition of tariffs and other trade restrictions; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm®, Libervant® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

3 Q2 2025 earnings key messages Anaphylm (epinephrine) Sublingual Film for severe allergic reactions, including anaphylaxis • FDA accepted the NDA in Q2 2025; PDUFA date is scheduled for January 31, 2026 • Preparing for a U.S. launch in Q1 2026, if approved by FDA • Established team with significant experience in the allergy space • Expanding awareness of Anaphylm with Health Care Professionals (HCPs) • Continuing critical work with payers to raise awareness and prepare for launch • Actively engaging with advocacy groups • Continue to focus on global expansion – • Meeting with Health Canada in September of 2025 and • Submitted an initial briefing book to the European Medicines Agency Strong balance sheet with projected cash runway into 2026 • As of June 30, 2025, the Company had a cash balance of approximately $60.5 million

4 Upcoming expected key milestones AQST – 108 Libervant® Q2 2025 Q3 2025 Q4 2025 Q1 2026 AnaphlymTM Open IND NDA Accepted Potential Advisory Committee Meeting Potential licensee-led ex-U.S. Approval Filings Meeting with Health Canada PDUFA action date is scheduled for January 31, 2026Initial briefing book submitted to EMA Potential ex-U.S. Approval Filings

Anaphylm Pediatric Study Results

6 Primary objective: • To evaluate the epinephrine pharmacokinetics (PK) following administration of Anaphylm in pediatric participants from the ages of 7 to 17 weighing ≥30 kg Secondary objectives: • To evaluate the following in pediatric participants from the ages of 7 to 17 weighing ≥30 kg: • Safety and tolerability of Anaphylm • Epinephrine pharmacodynamics (PD) following administration of Anaphylm Pediatric study objectives

71. Aquestive Therapeutics, Inc. data on file. Cross Study Epinephrine Pharmacokinetic (PK) Comparison of Adult (AQ109301) and Pediatric (AQ109302) Anaphylm Studies Takeaway: 12 mg Anaphylm administration demonstrated comparable PK curves in adult and pediatric subjects. • While the study goals were PK descriptive in nature, cross study statistical evaluation showed no statistical differences between PK parameters

8 Baseline-corrected epinephrine plasma Pharmacokinetic (PK) parameters¹ Parameter Unit Overall² (N=29) Cmax pg/mL 568.6 (175.8) AUC0-10 h*pg/mL 24.7 (183.1) [n=27] AUC0-20 h*pg/mL 73.8 (153.5) [n=27] AUC0-30 h*pg/mL 114.5 (138.8) [n=28] AUC0-45 h*pg/mL 147.8 (109.9) 1. Aquestive Therapeutics, Inc. data on file. 2. Data are geometric means with a coefficient of variation (CV) percentage. • Study (N= 32) was powered based on similarity between pediatric and adult populations • The parameters shown were evaluated and there was no statistical difference between the PK outcome in pediatric compared to adult population (302vs 301)

9 Cross Study Pharmacodynamic (PD) Comparison of Adult (AQ109301) and Pediatric (AQ109302) of Anaphylm Studies¹ 1. Aquestive Therapeutics, Inc. data on file. 2. AUEC and Emax are mean. • The study demonstrated, directionally, a similar pharmacodynamic response with elevation of SBP, DBP and HR in the pediatric subjects after dosing² • The magnitude of these changes in pediatric subjects appear somewhat lower than in adults but are directionally the same

10 Pharmacodynamic (PD) outcomes¹ Parameter Unit Overall (N=32) Heart Rate² Emax bpm 12.5 (17.3) TEmax (median) min 12.0 AUEC0-60 h*bpm 5.9 (7.8) [n=31] Systolic Blood Pressure² Emax mmHg 15.4 (12.3) TEmax (median) min 11.0 AUEC0-60 h*mmHg 8.7 (8.6) Diastolic Blood Pressure² Emax mmHg 9.8 (13.6) TEmax (median) min 8.0 AUEC0-60 h*mmHg 3.6 (6.0) [n=31] 1. Aquestive Therapeutics, Inc. data on file. . 2. AUEC and Emax date are mean (SD). • As illustrated on the prior slide and denoted here, the direction remains positive • HR, SBP and DBP have a positive inflection after Anaphylm exposure • DBP, as seen in all prior studies, has a similar positive inflection in the pediatric study

Second Quarter Results

12 Positioned to meet near-term milestones with projected cash runway into 2026 $77.9 $93.0 $68.7 $60.5 0 20 40 60 80 100 120 Q3 24 Q4 24 Q1 25 Q2 25 U SD (M illi on s) Ending Cash Balance by Quarter

13 36,863 33,458 47,953 46,241 45,328 42,516 34,418 43,818 43,032 27,392 37,204 0 10,000 20,000 30,000 40,000 50,000 60,000 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 D O SE S SH IP PE D (0 00 ’S ) QUARTER Doses Shipped by Quarter Manufacturing operations continue to generate cash

14 2025 guidance as of August 11, 2025 2025 Outlook • Total revenues of approximately $44-$50 million • Non-GAAP adjusted EBITDA loss of approximately $47-$51 million

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